Exhibit 10 (g)

Amendment to 1991 Stock Option Plan


                          CERTIFIED EXTRACT OF MINUTES


     I, the undersigned, Secretary of S & K Famous Brands, Inc., hereby certify that the following is a true copy of resolutions duly adopted by the Board of Directors in accordance with the Bylaws, and recorded in the minutes of, a meeting of the said Board duly held on March 19, 1997, and not, subsequently rescinded or modified:
         RESOLVED, that the S & K Famous Brands, Inc. 1991 Stock Option Plan (the "Plan") is hereby amended to increase the number of common shares reserved for issuance upon the exercise of stock options, from 400,000 to 600,000 shares.

         RESOLVED, that the Board of Directors of the Company recommends to the Shareholders of the Company that such amendment be approved.

     I further certify that the foregoing amendment to the Stock Option Plan was approved by the Shareholders at the Annual Meeting held on May 29, 1997.
     IN WITNESS WHEREOF, I have hereunto subscribed my name this 6th day of April, 1998.


                                             S & K FAMOUS BRANDS, INC.


                                             By   /s/ Robert E. Knowles
                                               -------------------------------
                                                 Robert E. Knowles, Secretary